										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2012	22.3	24.2	25.6	27.3	27.3
2013	27.5	29.3	28.4

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2012	20.1	18.7	18.0	20.1	76.9
2013	20.8	20.9	21.2

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	395.3	378.6	379.2	410.6	1,563.7	2012	10.0%	-5.7%	-2.9%	-2.7%	-0.6%
2013	418.5	433.2	448.6			2013	5.9%	14.4%	18.3%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	181.9	171.1	148.6	176.3	677.9	2012	4.5%	-12.2%	-17.6%	-12.9%	-9.8%
2013	174.6	171.3	147.0			2013	-4.0%	0.1%	-1.1%

	Revenues - Asia Pacific						Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	52.3	52.3	57.8	65.1	227.5	2012	-1.7%	1.0%	-0.2%	23.3%	5.5%
2013	51.8	55.1	48.3			2013	-1.0%	5.4%	-16.4%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	629.5	602.0	585.6	652.0	2,469.1	2012	7.3%	-7.1%	-6.9%	-3.7%	-2.8%
2013	644.9	659.6	643.9			2013	2.4%	9.6%	10.0%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	99.0	96.9	100.0	107.3	403.2	2012	15.7%	16.1%	17.1%	16.5%	16.3%
2013	109.2	114.3	111.6			2013	16.9%	17.3%	17.3%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	69.2	72.3	71.7	78.3	291.5	2012	11.0%	12.0%	12.2%	12.0%	11.8%
2013	77.1	78.4	80.3			2013	12.0%	11.9%	12.5%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	29.8	24.6	28.3	29.0	111.7	2012	4.7%	4.1%	4.8%	4.4%	4.5%
2013	32.1	35.9	31.3			2013	5.0%	5.4%	4.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	3.4	3.1	2.0	2.4	10.9
2013	2.2	2.0	1.6

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	(0.5)	—	(2.8)	(1.0)	(4.3)
2013	(0.8)	(0.6)	(0.5)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	26.9	21.5	29.1	27.6	105.1	2012	21.2%	9.3%	14.4%	-17.8%	6.7%
2013	30.7	34.5	30.2			2013	19.9%	-4.9%	21.9%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2012	21.2	19.5	24.9	32.4	98.0
2013	24.6	36.2	23.5

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2012	—	—	—	(0.2)	(0.2)
2013	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2012	1.3	1.1	1.1	0.5	0.5
2013	0.5	0.4	0.4

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2012	6.9	6.9	6.7	7.5	28.0
2013	7.5	7.4	7.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2012	347.2	328.0	356.8	331.3	331.3
2013	346.6	331.4	342.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2012	1.6	4.3	4.8	9.1	19.8
2013	9.0	8.0	6.6

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2012	19.1	34.0	15.6	60.0	128.7
2013	0.4	39.7	48.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2012	(1.6)	(4.1)	(4.8)	(9.0)	(19.5)
2013	(9.0)	2.5	(7.0)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2012	17.5	29.9	10.8	51.0	109.2
2013	(8.6)	42.2	41.7

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2012	(3.5)	(85.5)	(9.9)	(45.5)	(144.4)
2013	(10.2)	(10.8)	(22.2)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2012	—	—	—	42.8	42.8
2013	4.2	4.2	4.2

	Total Debt
	Q1	Q2	Q3	Q4	FY
2012	224.2	142.6	144.7	142.2	142.2
2013	138.8	134.8	121.8

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	329.2	336.5	365.6	342.2	342.2	2012	27.9%	26.6%	27.6%	29.3%	29.3%
2013	360.7	383.5	416.2			2013	29.2%	33.0%	31.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.